UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     July 31, 2014

COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc. Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation The Bancorp Bank KeyBank National Association Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On July 31, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, of COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”). The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Drexel Hamilton, LLC (“Drexel”), Guggenheim Securities, LLC (“Guggenheim”) and KeyBanc Capital Markets Inc. (“KCM”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 23, 2014, between the Registrant, German American Capital Corporation and the Underwriters.

On July 31, 2014, the Class X-B, Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”) were sold to DBSI, UBS, CF&Co, Guggenheim and KCM, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 23, 2014, between the Registrant, German American Capital Corporation and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-UBS4 Mortgage Trust, a common law trust fund formed on July 31, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are 91 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 124 commercial and multifamily properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from UBS Real Estate Securities Inc., German American Capital Corporation, Cantor Commercial Real Estate Lending, L.P., The Bancorp Bank, KeyBank National Association and Pillar Funding LLC. The net proceeds to the Registrant of the offering of the Certificates, after deducting expenses payable by the Registrant in connection with the issuance and distribution of the Certificates of $6,718,136 were approximately $1,343,288,257. Of the expenses paid by the Registrant, approximately $11,825 were paid directly to affiliates of the Registrant, $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $6,596,311 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated July 31, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated July 31, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Mary Brundage
Name: Mary Brundage
Title: Vice President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:     July 31, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated July 31, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated July 31, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).